MONTEAGLE FUNDS

Supplement dated: August 28, 2025

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated December 27, 2024, as supplemented

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IMPORTANT NOTICE REGARDING CHANGE IN PRINCIPAL INVESTMENT STRATEGY

This Supplement to the Summary Prospectus, Prospectus and Statement of Additional Information for the Monteagle Select Value Fund, a series of the Monteagle Funds (the “Trust”), updates the Summary Prospectus, Prospectus and the Statement of Additional Information for the Monteagle Select Value Fund dated December 27, 2024, to amend certain information as described below.

On May 7, 2025, the Board of Trustees of the Monteagle Funds (the “Trust”) upon the recommendation of Parkway Advisors, L.P., the Fund’s investment subadvisor, and Park Place Capital Corporation, the Fund’s investment adviser, approved the change to the Fund’s principal investment strategy to be effective on or about October 28, 2025 (the “Effective Date”). The Fund will transition to the new principal investment strategy in an orderly manner. The Fund does not anticipate any material changes to the currently stated total annual fund operating expenses after the transition is completed.

THE MONTEAGLE SELECT VALUE FUND

PROSPECTUS

Accordingly, on the Effective Date, the Fund will revise its Principal Investment Strategy as described below.

1.

As to the Section entitled “Principal Investment Strategies” on page 2 of the Summary Prospectus and Prospectus, its corresponding paragraph is deleted in its entirety and replaced with the following:

The Fund uses a “value investing” style by investing, under normal circumstances, at least 80% of its assets in the common stock of domestic companies that the Fund’s Sub-adviser believes are underpriced relative to comparable securities determined by price/earnings ratios, cash flows or other measures. The Sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels. The Fund invests only in large capitalization companies included in the S&P 500® Index. The Fund seeks to maintain a minimum average weighted market capitalization of at least $5 billion.

2.

As to the Section entitled “Principal Investment Risks” appearing on Page #2 of the Summary Prospectus and Prospectus, the following paragraph is deleted in its entirety:

Strategy Risk: The Fund does not invest in Excluded Securities and may be riskier than other funds that invest in a broader array of securities and therefore the Fund may not achieve its desired results.

3.

As to the Section entitled “Portfolio Managers” appearing on Page #4 of the Summary Prospectus and Prospectus, the following paragraph is amended in its entirety:

Portfolio Managers

•

Trevor Rupe, CIO, Chief Investment Officer of the Sub-Advisor, has managed the Fund since January 2023.

•

Nicholas Chapman, Portfolio Manager of Parkway, has managed the Fund since 2024.

1.

As to the Section entitled “Principal Investment Risks” appearing on Page #7 of the Prospectus, the following paragraph is deleted in its entirety:

Strategy Risk. The Fund does not invest in Excluded Securities and may be riskier than other funds that invest in a broader array of securities and therefore the Fund may not achieve its desired results. The Fund will divest itself of securities that are subsequently discovered to be Excluded Securities, therefore, Fund’s return may be lower than if the Subadvisor made decisions based solely on investment considerations. If the Fund holds a security of a company that is determined to be an Excluded Security, it could result in the Fund selling the security at an inopportune time from a purely financial point of view. The process of screening out companies based on the Fund’s criteria relies upon information or data from third parties that may be inaccurate or unavailable, which could cause the Fund to inadvertently hold securities that do not meet its criteria.

2.

As to the Section entitled “ADDITIONAL INFORMATION ABOUT THE INVESTMENT OBJECTIVES, STRATEGIES AND RISKS” and its corresponding subsection entitled “Principal Investment Strategies” on page 10 of the Prospectus, is deleted in its entirety and replaced with the following:

The Fund uses a “value investing” style by investing, under normal circumstances, at least 80% of its assets in the common stock of domestic companies that the Fund’s Sub-adviser believes are underpriced relative to comparable securities determined by price/earnings ratios, cash flows or other measures. The Sub-adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. In selecting stocks, the Sub-adviser establishes valuation parameters, by using relative ratios or target prices to evaluate companies on several levels. The Fund invests only in large capitalization companies included in the S&P 500® Index. The Fund seeks to maintain a minimum average weighted market capitalization of at least $5 billion.

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Shareholders should read this Supplement in conjunction with the Monteagle Select Value Fund’s Prospectus and the Statement of Additional Information, each as supplemented from time to time.  These documents provide information that you should know before investing and should be retained for future reference. These documents are available upon request and without charge by calling Mutual Shareholder Services at (888) 263-5593.

Investors should retain this supplement for future reference.